Exhibit 10.12

1 / 22

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

PATENT LICENSE AGREEMENT

23rd September 2008

Between

NOKIA CORPORATION

And

SONIM TECHNOLOGIES

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

2 / 22

PATENT LICENSE AGREEMENT

THIS AGREEMENT is made on the 23rd day of September 2008

BETWEEN

NOKIA CORPORATION, a public corporation validly organised and existing under the laws of Finland, having its principal office at Keilalahdentie 4, FIN-02150 Espoo, Finland, hereinafter referred to as “NOKIA”, of the one part, and

SONIM TECHNOLOGIES, a corporation validly organised and existing under the laws of the USA, having its principal office at 1875 S. Grant St, Suite 620, an Mateo, CA 94492, USA (hereinafter referred to as “SONIM”) of the other part.

WHEREAS

(A)	NOKIA is engaged in research, development and manufacturing of equipment and the provision of services relating to certain mobile communication and associated Standards;

(B)	NOKIA owns and controls certain Essential Patents relating to such Standards;

(C)	SONIM is interested in obtaining licenses under such Essential Patents of NOKIA for the purposes of manufacture, use and sale of Licensed Products complying with such Standards;

(D)	NOKIA is willing to grant SONIM licenses under such Essential Patents;

(E)	SONIM owns or may own Patents under MO SONIM is willing to grant licenses back to NOKIA;

(F)

Parties recognize that they have certain obligations relating to the licensing of Essential Patents under applicable rules of the relevant standard setting organizations, or under competition or anti-trust laws, and hence, consider the royalty rates and other terms in this Agreement to be compliant with such rules and laws;

NOW, THEREFORE and in consideration of the mutual promises contained herein the Parties hereto agree as follows:

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

3 / 22

1.	DEFINITIONS

For the purpose of this Agreement the terms set forth below are defined as follows:

1.1

“Affiliate” of a Party means any legal entity that is for the time being controlled by such Party, Control, in this context, exists where one entity owns directly or indirectly more than fifty per cent (50%) of the voting stock in another entity, or regardless of stock or equity ownership, is otherwise able to direct its affairs or to appoint a majority of the members of the board of directors or an equivalent body able to determine the course of action of the entity by virtue of its voting or other rights. Such entities shall be deemed to be Affiliates hereunder only for as long as such control exists. Notwithstanding the foregoing, Nokia Siemens Networks B.V. (the Joint venture of NOKIA and Siemens AG) and the companies controlled by Nokia Siemens Networks shall not be deemed to be Affiliates of NOKIA.

1.2	“Agreement” means this Patent License Agreement and any of its appendices, annexes or schedules thereto.

1.3	“Capture Period” means the period starting [***] and ending on [***].

1.4	“Effective Date” means July 1st 2008.

1.5

“‘Essential Patent(s)” means any Patent that 1) has been declared essential for any Licensed Standard, 2) is necessarily infringed, for technical reasons, by compliance with a Licensed Standard and/or 3) are otherwise essential under the IPR policy or any other like rules applicable to a Licensed Standard.

1.6

“Intermediate Product” means any component or other sub-portion of a Subscriber Terminal or Infrastructure Equipment. Examples of Intermediate Products include, but are not limited to, ASICs and chipsets, printed circuit boards, semi-knock-down kits (‘SKDs’), complete knock-down-kits (‘CKDs’), modules for embedding in consumer electronic and other products, transceivers and core engines.

1.7	“Licensed Products” means Licensed Terminals.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

4 / 22

1.8

“Licensed Standard” means GSM/GPRS Standard and/or UMTS Standard. For the purposes of this definition (i) “GSM/GPRS Standard” means the agreed TDMA based GSM/GPRS specification, as defined by ETSI and/or 3GPP prior to and at the time of the Effective Date as well as any updates in respect of such GSM/GPRS Standard by ETSI, 3GPP and/or other relevant telecommunications standard setting bodies, as long as not fundamentally technically altering the character thereof, and includes E-GPRS (EDGE), GPRS/HSCSD/EDGE/EGSM and G5M850; (ii) “UMTS Standard” means the WCDMA or UTRA-TDD based Universal Mobile Telecommunications System Standard as promulgated by 3GPP as well as the FOMA, HSPA, WCDMA and HSUPA Standards being derivative Standards thereof but excluding LTE;

1.9	“Licensed Terminal” means Subscriber Terminal that is substantially compatible with applicable portions of a Licensed Standard.

1.10

“SONIM Licensed Patent(s)” means any Patent which is owned, controlled or sub-licensable by SONIM or its Affiliate at any time during the term of this Agreement, without compensation to or otherwise incurring liabilities to third parties.

1.11

“NOKIA Licensed Patent(s)” means any Essential Patent which is owned, controlled, or sub-licensable by NOKIA or its Affiliate at any time during the term of this Agreement, without compensation to or otherwise incurring liabilities to third parties.

1.12	“Parties” means collectively NOKIA and SONIM who are are signatories to this Agreement and any reference to a “Party” shall be construed as either NOKIA or SONIM as the context requires.

1.13

“Patent(s)” means any and all claims of a patent(s) or patent application(s) (including, but not limited to, all divisionals, continuations, continuations-in-part, reissues, renewals, and extensions thereof, and any counterparts claiming priority therefrom) that are filed, issued or granted, anywhere in the world during the Capture Period. For the avoidance of doubt, Patent(s) includes utility models, but excludes design patents, registered designs, copyright and like protections.

1.14

“Sale, (Sell, Sold)” means in relation to a Licensed Product the use, lease, sale, offer for sale, gift, disposal or any other transaction anywhere in the world by the Party in question or a third party acting on its behalf which transfers title or possession of that Licensed Product to a third party. A Sale shall be deemed made when a Licensed Product is dispatched for delivery to a third party, when property passes to a third party of when the customer is invoiced, whichever is the soonest.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

5 / 22

1.15

“Standards” mean those technical specifications for telecommunications promulgated by International Telecommunication Union (ITU), European Telecommunications Standards Institute (ETSI), Telecommunications Industry Association (TIA), Telecommunications Technology Association (TTA), Association of Radio Industries and Businesses (ARIB), Institute of Electrical and Electronics Engineers (IEEE), 3rd Generation Partnership Project (3GPP) and other similar recognised government, industry-wide or other regulatory authorities, and which, inter alia, specify the technical and other requirements for conformity and compliance with telecommunications systems, including modifications, updates and derivatives accepted by such authorities.

1.16

“Subscriber Terminal(s)” means any discrete and fully assembled and functional end-use device that is ready for use as such without having to be incorporated into, combined with or used in connection with any other products or technology and has radiotelephone network termination capability. By way of example such end-use devices may include fixed, mobile, transportable, vehicular, portable, hand-held and radio card end-use devices.

1.17

“Substantially Designed” means with respect to a Party that (i) the substantial portion of the design, specifications and working drawings for the manufacture of that Party’s products or components thereof have been developed by that Party or any of its Affiliate, and (ii) the designs, specifications and working drawings are complete and in sufficient detail that no additional design work or modification for the manufacture of such products or component is required other than adaptation to the production processes and standards normally used by a manufacturer which, if at all, changes the characteristics of the products or components only to a negligible extent.

2.	PAST RELEASE AND GRANT OF LICENSE FROM NOKIA TO SONIM

2.1

Past Release. NOKIA and its Affiliates hereby irrevocably release SONIM and its Affiliates from any and all liability for any infringement of NOKIA Licensed Patents solely to the extent such liability arises out of making, using, selling, offering to sell, importing or otherwise disposing of Licensed Products by SONIM or its Affiliates prior to the Effective Date, to the extent such Infringing activity/activities would have been licensed under this Section 2 subsequent to the Effective Date if the license would have existed at the time of such activity/activities.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

6 / 22

2.2

Grant of License. Subject to the obligations of SONIM to make the payments in accordance with Section 4 and, to the rights of third parties and to the terms and conditions of this Agreement, NOKIA and its Affiliates hereby grant to SONIM and to its Affiliates a personal, non-transferable, non-assignable, non-exclusive, world-wide, royalty-bearing license without the right to sublicense, solely under the NOKIA Licensed Patents:

2.2.1	to make Licensed Products;

2.2.2

to have Intermediate Products or Licensed Products made by a third party but only for the sole account of and for use and resale by none other than SONIM, and provided that any Intermediate Product so made is integrated into a Licensed Product, and provided that Licensed Products are disposed of by SONIM or its Affiliate in the ordinary course of its business; and

2.2.3	to use, sell, offer to sell, import and otherwise dispose of Licensed Products manufactured under the licenses of Sections 2.2.1 and 2.2.2.

2.3

Restriction of License. Notwithstanding anything to the contrary in this Agreement, the grant of licenses by NOKIA and its Affiliates above shall not cover any Licensed Products, Intermediate Products or other products that have not been Substantially Designed by SONIM or its Affiliates.

2.4

Pass-Through Rights. Subject to mandatory law, the Parties agree and acknowledge that any pass-through rights under any NOKIA Licensed Patents that may under applicable law be enjoyed by any direct or indirect recipients of Licensed Products Sold by SONIM or its Affiliate (such as distributors, resellers, retailers, customers or other downstream vendees), shall exclude (i) any subsequent modifications made by or for any third party to such Licensed Products (ii) any combination of such Licensed Products with any other product or item not licensed hereunder, where the relevant patent claim applies to such combination and not solely to the Licensed Product itself, (iii) any method or process unless all steps of the method or process are entirely implemented by the inherent use of Licensed Product in the form first used or sold by SONIM; and (iv) any method or a process involving the use of a Licensed Product to manufacture (including associated testing of) any other product.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

7 / 22

2.5

Exclusion of Other Licenses. Except for the express licenses and the release granted under this Section 2, no licenses, releases, covenants not to sue, non-asserts or any other rights or immunities, whether express or implied, are granted hereunder under any patents owned, controlled or otherwise licensable by NOKIA or its Affiliates. Furthermore, no license or other right or immunity, whether express or implied, is granted hereunder to SONIM for any trade secrets, know-how or other like information or under any trademarks, copyrights or other intellectual property rights of NOKIA or its Affiliates.

2.6

No License for un-paid Products. Notwithstanding anything to the contrary In this Agreement, no license is deemed granted by NOKIA or its Affiliates to SONIM or its Affiliates with respect to any Licensed Products for which applicable royalty rates have not been agreed in this Agreement or for which clue payments have not been received.

3.	PAST RELEASE AND GRANT OF LICENSE FROM SONIM TO NOKIA

3.1

Past Release. SONIM and Its Affiliates hereby irrevocably release NOKIA, its Affiliates and their product and service distributors, resellers, retailers, customers or other direct or indirect recipients of Nokia products and services from any and all liability for any infringement of SONIM Licensed Patents solely to the extent any such liability may arise out of making, using, selling, offering to sell, importing or otherwise disposing of Nokia products and services by NOKIA or its Affiliates prior to the Effective Date provided that such infringing activity/activities would have been licensed under this Section 3 subsequent to the Effective Date if such a license would have existed at the time of such infringing activity/activities.

3.2

Grant of License. SONIM and its Affiliates hereby grant to NOKIA and its Affiliates a royalty free, fully paid-up, world-wide, non-exclusive and non-transferable license under the SONIM Licensed Patents, to develop, manufacture, install, test, make, have made, import, have imported, repair, sell, distribute, directly or indirectly Nokia products and services. The license includes the right to make, import or use any machines tools, materials and other instrumentalities and to practice and have practised any method or process for the development, manufacture, testing, repair and offering of such Nokia products and services. The licenses granted herein in Section 3.2 to NOKIA and its Affiliates shall extend to the distributors, the agents, contractors, sub-contractors and customers of Nokia and its Affiliates for the intended purposes.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

8 / 22

4.	ROYALTY PAYMENTS

4.1

Payments. SONIM shall make the payments set forth in Appendix A attached hereto to NOKIA in respect of all Licensed Products Sold by or on behalf of SONIM or its Affiliates during the term of this Agreement.

4.2

[***] Where by virtue of the royalty provisions of this Agreement, the Sale of a Licensed Product would require payment of royalty under [***], for example because a Licensed Product is compliant with [***], then SONIM shall be required to pay royalty under the provisions of the royalty rate [***].

4.3

Supplier Licenses. In the event that a supplier or prospective supplier of SONIM or its Affiliate claims to already have paid royalties to Nokia, or to already be cross-licensed with Nokia, in accordance with an existing agreement under NOKIA Licensed Patents, and such supplier or prospective supplier claims to have the necessary rights under such NOKIA Licensed Patents to pass through to SONIM or its Affiliate the right subsequently to use and sell certain Licensed Products, then SONIM shall provide written notice to NOKIA of the identity of such supplier or prospective supplier. If NOKIA confirms to SONIM in writing that SONIM will be exempted either partially or in whole from paying royalties to NOKIA under this Agreement in respect of the Sale of such Licensed Products, such exemption shall apply as of the date of the confirmation but only for as long as such supplier or prospective supplier remains licensed.

4.4

Unpatented Territories. Royalty shall be payable on all Licensed Products Sold by or on behalf of SONIM or any of its Affiliates except and to the extent that SONIM can demonstrate that the manufacture, import, sale and subsequent use of any Licensed Product take place entirely within jurisdictions where no Nokia Licensed Patents hereunder exist.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

9 / 22

4.5	Reporting.

4.5.1

Royalty Reporting. SONIM shall within [***] days of the close of each [***], send to NOKIA, at the address set out in Section 8, a written report, certified by a responsible officer of SONIM, setting out the quantities and types of Licensed Products Sold by SONIM and its Affiliates and the royalty payable for such period. The written report shall also indicate if no Sales have been made and if any Sales by SONIM of any products compliant with a Licensed Standard are believed by SONIM to be exempt from the payment of royalties and the reasons therefor. The first report shall be due on [***] and shall exceptionally be in respect of all Sales during the extended period from [***]. NOKIA reserves the right to require SONIM to submit reports using a certain reporting template, and SONIM undertakes to comply with any such requests .

4.5.2	Annual Financial Reports. SONIM shall send to NOKIA at the address set out in Section 8 its annual financial report within [***] from the end of the relevant fiscal period.

4.6	Audit.

4.6.1

SONIM shall maintain full and accurate records of all licensed activities sufficient for the appointed representative to ensure compliance with the licence terms and check the accuracy of royalty amounts due and paid. This duty shall extend to all parties related to SONIM, its Affiliates, any sub-contractors and other relevant parties.

4.6.2

SONIM shall permit an authorised representative appointed by NOKIA, who is an appropriately qualified accountant or auditor, to carry out an audit to ensure that SONIM is complying with the terms of this Agreement with respect to the amount of royalty due to NOKIA under this Agreement.

4.6.3

SONIM shall provide the representative such accounts, information, documentation (including, but not limited to, SONIM’s consolidated audited accounts, books and records and covering details of all Licensed Products including manufacturing records) and explanations as the representative shall require, to satisfy the representative that the provisions of this Agreement with respect to royalties due are being complied with. The representative shall be provided access to staff and to facilities and premises (i) where the royalties are calculated and where the back up royalty and other related information (as detailed in this paragraph) is held and (ii) where they believe licensed activities may be taking place including Affiliates, sub-contractors and other related parties.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

10 / 22

4.6.4	The representative shall have the right to take copies and extracts of documents relevant for the purposes of the audit.

4.6.5	Such audit will not take place more than once every year and shall be restricted to a period not more than [***] preceding the notice given for the audit.

4.6.6	Such duties as set out above, in full shall extend to all Affiliates, and any sub-contractor or other relevant party who have been granted rights under the Licence.

4.6.7

The fees and expenses of the representative will be borne by NOKIA. If the audit discloses an underpayment to the NOKIA of [***] of the amount due in the period of audit, SONIM will promptly on demand reimburse NOKIA the fees and costs of the representative and the reasonable costs incurred by NOKIA in respect of the audit.

4.6.8	NOKIA will have the right and SONIM agrees to have the audit commence within [***] of the NOKIA giving notice to this effect.

4.6.9	The auditor will provide a report of the results of their audit and the basis of their findings. The report will be provided to SONIM for its comments in advance of being forwarded to NOKIA.

4.6.10

Any [***], including but not limited to [***], shall as of said date entitle [***] to (i) [***], and/or (ii) [***]. The rights and licenses granted [***] for the purpose of this Section 4.6.10. [***] shall include, but not be limited to [***].

4.7

Payment Information. All payments by SONIM to NOKIA under this Agreement shall be due And payable no later than the dates specified in this Agreement. All payments to NOKIA under this Agreement shall be made by wire transfer to:

Account name: [***]

Account number: [***]

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

11 / 22

Bank: [***]

Address: [***]

or any other account of NOKIA or its Affiliates indicated by NOKIA In writing.

Confirmation of payment shall be sent to NOKIA at the address set out in Section 8 at the same time as payment is mode.

4.8

Late Payment Interest. Any payment hereunder which is delayed beyond the due date shall be subject to a monthly penalty charge at a rate of [***] per month on the unpaid amount until the unpaid amount together with any penalty charges due under this Section have been fully paid.

4.9

Taxes. All payments under this Agreement shall be free of any deductions, except for any mandatory withholding tax. The Parties agree to comply with any formal requirements for the purpose of obtaining the benefit of any double taxation convention or treaty that may exist from time to time with the government of Finland. SONIM will take all reasonable actions and give all reasonable assistance requested by NOKIA for the purposes of ensuring that all sums paid under this Agreement are payable free of all withholding taxes and/or other deductions of any kind. To the extent that any withholding tax is nevertheless required by law, SONIM shall pay to NOKIA the royalty sums due under this Agreement minus any withholding tax and shall promptly provide NOKIA with such certificates or other evidence of such withholding. In addition, SONIM shall provide NOKIA with any other relevant material that NOKIA may reasonably require:

4.10

Conversion. All royalty due to NOKIA shall be converted into Euros using the rate published by the European Central Bank, applicable on the last date of the reporting period referred to in Section 4.5.

5.	PUBLICITY

Either Party may disclose the existence, Licensed Standards and geographical coverage of this Agreement, but shall otherwise keep the terms and conditions of this Agreement confidential and shall not, without the prior written consent of the other Party, divulge any part thereof to any third party other than (i) its external professional advisors bound by written obligations of confidentiality

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

12 / 22

or otherwise Subject to a legally binding professional obligation of client confidentiality through a recognised and reputable professional association, and (ii) its Affiliates, except for the purposes of complying with a court order, a direction or request for information by a governmental body or regulatory authority having authority to request such information or if otherwise required by applicable law or regulations. In the event that a Party is required to disclose this Agreement or any of its conditions to a third party in order to comply with such court order, direction or request, it shall use its best endeavours to ensure that the third party to which such disclosure is to be made respects and preserves such confidentiality.

6.	WARRANTIES

6.1

Each Party hereby warrants that it has the right to grant to the other Party the rights and licenses granted under this Agreement and that there are no encumbrances (other than statutory employee inventor rights), that would materially restrict the rights and licenses granted hereunder and that have not been notified to the other Party.

6.2

Each Party warrants that it will procure that its Affiliates shall undertake all relevant obligations under this Agreement as if such Affiliates were directly named as a Party to this Agreement. Notwithstanding the foregoing, each Party warrants that it will be fully responsible to the other Party for any and all acts or omissions of its Affiliates under this Agreement, and in particular that it will promptly pay and that it guarantees as its own debt all payments that are due under this Agreement and attributable to its Affiliates. If an Affiliate of a Party breaches the terms of this Agreement, the non-breaching Party may proceed directly against either the breaching Affiliate or the other Party, or both.

6.3	Nothing contained in this Agreement shall be construed as:

6.3.1	conferring any license or other right, by implication, estoppel or otherwise, under any Patent, except as herein expressly wanted;

6.3.2	a warranty or representation by either of the Parties hereto or their Affiliates as to the validity or scope of any Patent;

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

13 / 22

6.3.3

a warranty that any manufacture, sale, lease, use or any other action undertaken by a Party or its Affiliates will be free from infringement of intellectual property rights other than with respect to the rights and licenses granted under this Agreement;

6.3.4

imposing or conferring any obligation or right to bring or prosecute actions or suits against third parties for infringement of any NOKIA Licensed Patents or SONIM Licensed Patents licensed under this Agreement, or to defend any suit or action brought by third parties which concerns the validity of any such Patent;

6.3.5	requiring either Party to apply for, prosecute or maintain in force any Patent which is the subject of rights granted under this Agreement;

6.3.6	conferring any right to use, in advertising, publicity or otherwise, any name, trade name or trademark under any form, belonging to either Party; or

6.3.7	an obligation to furnish any technical information, technical support or know how;

7.	TERM AND TERMINATION

7.1

This Agreement and the rights and licenses granted hereunder shall come into force and effect on the Effective Date. This Agreement shall terminate and expire when all SONIM Licensed Patents and NOKIA Licensed Patents cease to be in force, unless terminated earlier by mutual agreement or under the provisions of this Agreement.

7.2

If a Party (the “Breaching Party”) or its Affiliate is in breach of any material obligation under this Agreement, the other Party (the “Notifying Party”) may give the Breaching Party a written notice. If the Breaching Party or its Affiliate fails to remedy such breach within [***] from such notice, the Notifying Party shall have the right to terminate the rights and licenses granted to the Breaching Party and its Affiliate under this Agreement with immediate effect. The rights and licenses granted to the Notifying Party and its Affiliates hereunder shall be unaffected by such termination. For the avoidance of doubt and without prejudice to the foregoing, SONIM’s failure to pay royalties in accordance with Section 4.1 or failure to report to NOKIA in accordance with Section 4.5 shall he regarded as material breach of this Agreement.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

14 / 22

7.3

NOKIA may, upon [***] notice in writing, terminate this Agreement if SONIM owns or controls a patent relating to a Standard that is not a Licensed Standard and SONIM asserts such patent against NOKIA or any of its Affiliates. The rights and licenses granted to NOKIA and its Affiliates hereunder shall be unaffected by such termination.

7.4

The Parties agree that expiry or any termination of this Agreement shall be without prejudice to the right of a Party to pursue any remedy in respect of accrued rights and/or obligations under this Agreement, and in particular the payments shall be due for any and all Licensed Products which are fully or partly manufactured by or for SONIM or its Affiliate before expiry or termination of this Agreement but Sold by SONIM or its Affiliate after expiry or termination of this Agreement.

7.5

If either Party (“Distressed Party”) shall have a receiver or insolvency administrator appointed for the whole or any part of its assets or if an order is made or a resolution passed for winding up the Distressed Party (unless such order is part of a scheme for reconstruction or amalgamation of the Distressed Party) then the other Party (“Solvent Party”) may terminate this Agreement and the rights and licenses granted hereunder with immediate effect and without being required to give any or further notice in advance of such termination. Such termination shall be without prejudice to the remedy of the Solvent Party to sue for and recover any payments then due and to pursue any remedy in respect of any previous breach of any of the covenants or undertakings herein contained.

7.6

In the event that any Affiliate of a Party shall have a receiver or insolvency administrator appointed for the whole or any part of its assets or if an order is made or a resolution passed for winding up that Affiliate (unless such order is part of a scheme for reconstruction or amalgamation of that Affiliate), then the rights and licenses granted to that Affiliate by the other Party and its Affiliates shall automatically and immediately terminate.

7.7

If any third party owning [***] of the voting stock in a Party or its Affiliate asserts an Essential Patent against the other Party or its Affiliate, the other Party shall have the right as of the date of such assertion to terminate any rights and licenses granted under this Agreement to such Party and/or Affiliate with immediate effect. The rights and licenses granted to the other Party and its Affiliates hereunder shall be unaffected by such termination.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

15 / 22

8.	NOTICES

All notices required to be given under this Agreement shall be in writing and shall be deemed to be properly given if sent by registered mail or courier to the address set forth below or such other address as either Party may hereafter notify from time to time to the other Party.

NOKIA	Corporation:

Director IPR Licensing

NOKIA Corporation

[***]

Email (For accounting for and payment of royalties): [***]

SONIM:

Director IPR Licensing

Sonim Technologies

1875 S. Grant St.

Suite 620,

San Mateo,

CA 94492,

USA

9.	ASSIGNMENT

This Agreement is personal to the Parties and may not, subject to Sections 10 - 12, be assigned or transferred by either Party without the prior written consent of the other Party.

10.	ACQUISITIONS

If subsequent to the Effective Date, a Party or its Affiliate (“Acquiring Party”) acquires an entity (“Acquired Entity”) whereby such Acquired Entity becomes its Affiliate, this Agreement shall apply to the Acquired Entity, but only for the time after such acquisition, without any retroactive effect.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

16 / 22

11.	DIVESTMENTS

11.1

If an Affiliate shall cease to be an Affiliate (“Divested Affiliate”) of a Party (“Divesting Party”) and owns or controls any Patents under which the other Party (“Non-divesting Party”) is licensed under this Agreement, the Divesting Party shall ensure that the rights and licenses granted to the Non-divesting Party shall not be adversely affected by the divestment.

11.2

The license granted to a Divested Affiliate shall terminate with effect from when such Divested Affiliate ceases to be an Affiliate. Such Divested Affiliate shall be granted by the Non-divesting Party similar license to those it enjoyed when an Affiliate (with effect from when it ceased to be an Affiliate), under a separate agreement negotiated in good faith based on the terms, including but not limited to any applicable royalty and payment terms of this Agreement. Such license shall be granted only upon request of the Divested Affiliate within six (6) months of the Divested Affiliate ceasing to be an Affiliate. Such license shall be limited to the size and scope of the business of the Divested Affiliate at the date it ceased to be an Affiliate and shall be for a non-renewable term expiring two (7) years from the date the Divested Affiliate ceases to be an Affiliate or for the remaining Term of this Agreement, whichever term is shorter.

12.	CHANGE OF CONTROL

If

SONIM is directly or indirectly acquired by a third party or transfers its business in whole or in part through divestiture, merger or otherwise to a third party, then SONIM shall promptly give written notice thereof to NOKIA. If during its most recent fiscal year the third party acquirer or other new owner of SONIM has derived at least [***] of its gross revenues from Licensed Products, then NOKIA shall be entitled, within [***] from the reception of such notice, to terminate this Agreement with written notice to SONIM. If NOKIA elects to so terminate this Agreement, then all licenses granted hereunder to LICENSEE and its Affiliates shall terminate as of the date of such acquisition or transfer, but with no retroactive effect. The rights and licenses granted to NOKIA and its Affiliates hereunder shall be unaffected by such termination. In the event that Nokia elects to terminate this Agreement, Nokia undertakes to enter in good faith into licensing discussions with the third party acquirer or other new owner of SONIM, under similar terms to those of this agreement.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

17 / 22

13.	APPLICABLE LAW AND DISPUTE RESOLUTION

13.1

This Agreement shall be governed by and construed in accordance with the substantive laws of New York, NY, USA without reference to its conflict of laws principles. Notwithstanding the foregoing and with respect to matters of infringement and validity of Patents, the substantive law of the country or state under which the respective Patent has been granted shall apply.

13.2

All disputes arising out of or in connection with the present Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one arbitrator appointed in accordance with the said Rules. The place of arbitration shall be in the City of New York, NY, USA, and the arbitration shall be conducted in the English language.

13.3

Reference to arbitration in Section 13.2 does not prejudice a Party’s right to proceed to court for interim measures or for the collection of royalty and other payments (Section 4) at the competent court having jurisdiction over such matters.

14.	MISCELLANEOUS

14.1

Entire Agreement. This Agreement sets forth the entire and only agreement and understanding between the Parties as to the subject matter hereof and supersedes and cancels all prior discussions, unwritten agreements, memorandums, letters of intent, representations and undertakings between them with respect to the subject matter hereof.

14.2	No Partnership. Nothing in this Agreement shall be construed as creating a partnership, joint venture, or other formal business organization of any kind.

14.3

Severability. If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the laws of any jurisdiction, it will not affect any other provision or application of this Agreement, which can be given effect without the illegal, invalid or unenforceable provision. The Parties agree in good faith to reformulate such provision to preserve the original intentions and objectives of this Agreement and to remove such illegality, invalidity or unenforceability, to the extent possible without materially reducing the value of this Agreement to either Party. If such reformulation is not possible or is not achieved in a reasonable time scale, a Party that is materially disadvantaged by the inapplicability of such provision, and which is not offered by the other Party terms that restore the original intentions and objectives, shall have the right to terminate this Agreement

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

18 / 22

14.4

Headings. The headings and sub-headings of the Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

14.5

No Waiver. No failure to exercise, nor any delay in exercising, on the part of either Party, any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

14.6

No Liability. In no event shall either Party be liable to the other Party by reason of this Agreement or any breach or termination of this Agreement for any consequential, incidental, indirect, punitive or special damages.

14.7

Neutral Construction. This Agreement is the result of negotiations between the Parties and, accordingly, shall not be construed for or against either Party regardless of which Party drafted this Agreement or any portion thereof.

14.8

This Agreement shall not be binding upon the Parties until it has been signed by or on behalf of each Party, in which event it shall be Effective as of the Effective Date. No amendment or modification hereof shall be valid or binding upon the Parties unless made in writing and signed as aforesaid.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

19 / 22

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their duly authorised representatives.

NOKIA CORPORATION

Signed by: /s/ A. S. Foster

Name: Allan Foster

Title: Director, Patent Licensing

Date: 28th Nov 2008

Place: Farnborough, Hants, UK

SONIM

Signed by: /s/ Jonathan Michael

Name: Jonathan Michael

Title: CFO

Date: 11/28/08

Place: San Mateo, CA, USA

NOKIA CORPORATION Signed by: /s/ T. J. Frain Name: T. J. Frain Title: Director, IPR Regulatory Affairs Date: 28-Nov-2008 Place: Farnborough, Hants, UK

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

20 / 22

APPENDIX A

1.	ADDITIONAL DEFINITIONS

For the purposes of this Appendix A the terms set forth below shall have the following meaning:

1.1	“EUR” means euro, the European single currency adopted by the European Council in 1995.

1.2

“GSM-Data Enabled Terminal” means any Subscriber Terminal that is adapted to provide one or more of the following data functions: (i). SIM Application Toolkit, (ii). GPRS, (iii). HSCSD and any other Subscriber Terminal that is compatible with the GSM Standard and which is not a GSM Voice-only Terminal.

1.3

“GSM Voice-Only Terminal” means any Subscriber Terminal that is capable of instantaneously transducing received radio signals to audio signals and instantaneously transducing received input audio signals to transmitted radio signals, in conformity with the GSM Standard; but which does not have the capability of providing and cannot readily be adapted to provide additional data services such as raw data, text, facsimile, computer files, image and video transmission and including commercial transactional services. A Subscriber Terminal having simple SMS (Short Messaging Service) capability for transmitting and receiving text messages to and from mobile terminals, but having no other data services shall be deemed a GSM Voice-Only Subscriber Terminal, as long as the SMS functionality is incapable of bearing other data services or functions such as but not limited to WAP, XTMI, T-Mode and other similar formatted data.

1.4

“Net Selling Price” shall mean one of the following whichever i applicable: (a) [***], the Net Selling Price shall be the [***]; (b) [***], the Net Selling Price shall be the [***]; (c) in cases where [***], then the Net Selling Price shall [***]. In determining the “selling price”, only the following shall be excluded to the extent [***]: (i) [***], (ii) [***], (iii) [***], and (iv) [***].

2.	ROYALTY AND OTHER PAYMENTS

SONIM shall make the following payments to NOKIA:

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

21 / 22

2.1

Past Release for GSM Sales. The consideration for the past release in respect of the rights granted by NOKIA under Section 2.1 for Licensed Products compliant with the GSM Standard Sold by or on behalf of SONIM or its Affiliates prior to 01 January 2008 shall include the grant back rights in Sonim Licensed Patents.

2.2	Royalty Payments

2.2.1	Royalty Payments for Voice Only Terminal Sales:

A royalty at the rate of [***] of the Net Selling Price of each GSM Voice Only Terminal which is a Licensed Product sold by or on behalf of SONIM or its Affiliates after 01 January 2008 and during the term of this Agreement, subject to a [***] for each such GSM Voice Only Terminal sold, provided that in respect of [***] for Sales up to the thresholds defined below the above royalty rate shall be modified as follows:

[***]

2.2.2	Royalty Payments for Data Enabled Terminal Sales:

A royalty at the rate of [***] of the Net Selling Price of each GSM Data Enabled Terminal which is a Licensed Product sold by or on behalf of SONIM or its Affiliates after 01 January 2008 and during the term of this Agreement, subject to a [***] for each such GSM Voice Only Terminal Sold, provided that in respect of years 2008 to 2009 for Sales up to the thresholds defined below the above royalty rate shall be modified as follows:

[***]

Wherein	a maximum royalty of EUR 2.0 shall be payable for each such GSM Voice Only Terminal Sold during 2008 and 2009.

2.2.3	Royalty Payments for UMTS/GSM Dual Mode Terminal Sales:

A royalty at the rate of [***] of the Net Selling Price of each Licensee UMTS/GSM Dual Mode Subscriber Terminal which is a Licensed Product sold by or on behalf of SONIM or its Affiliates after 01 January 2008 and during the term of this Agreement, subject to a [***], provided that in respect of [***] for Sales up to the thresholds defined below the above royalty rate shall be modified as follows:

[***]

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

22 / 22

3.	TERMS OF PAYMENT

Any royalty or other sum payable by SONIM under this Agreement shall be paid within [***] as of the date of the invoice by NOKIA, provided that in respect of years [***] only, royalty or other sum payable by SONIM may be paid within [***] as of the date of the invoice by NOKIA. Notwithstanding the foregoing and regardless of whether reported, invoiced or not, the royalties for any Licensed Products Sold during any particular reporting period shall at the latest be due in [***] from the end of that reporting period.

Patent License Agreement dated 23rd September 2008 between NOKIA and SONIM TECHNOLOGIES

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1 TO THE PATENT LICENSE AGREEMENT

This is an Amendment no. 1 (hereinafter “Amendment”) to the Patent License Agreement dated 23rd September 2008 by and between Nokia Corporation and Sonim Technologies (hereinafter “Patent License Agreement”) will become effective from 1 July 2018 onwards (“Amendment Effective Date”) by and between:

(1)

NOKIA CORPORATION, a public corporation validly organized and existing under the laws of Finland having its principle office at Karaportti 3, FI-00045 Espoo, Finland, hereinafter referred to as “Nokia; and

(3)

SONIM TECHNOLOGIES, a corporation validly organized and existing under the laws of California having its principal office at 1875 S. Grant St, Suite 750, San Mateo, CA 94402, USA, hereinafter referred to as “Sonim”

Nokia and Sonim are hereinafter each individually referred to as a “Party” and jointly as the “Parties” as the context requires.

WHEREAS:

(a)	Nokia is engaged in research, development and manufacturing of equipment and the provision of services relating to certain mobile communication and associated Standards;

(b)	Nokia owns and controls certain Essential Patents relating to such Standards;

(c)	Sonim and Nokia Corporation have previously entered into the Patent License Agreement on 28th November 2008;

(d)

Sonim is interested in obtaining and Nokia is willing to grant certain additional rights under such Essential Patents of Nokia for the purpose of manufacture, use and sale of Licensed Products complying with such Standards;

(e)	Parties wish to amend the Patent License Agreement to include such additional rights and to enact certain other amendments;

(f)

Parties recognize that they have certain obligations relating to licensed Essential Patents under applicable rules of the relevant standard setting organizations, or under competition or anti-trust laws, and hence, consider the royalty rates and other terms in the Patent License Agreement and this Amendment to be compliant with such rules and laws;

Amendment 1 to the Patent License Agreement dated 23rd Sep 2008 between Nokia and Sonim Technologies	1 (7)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

NOW IT IS HEREBY AGREED:

1.	Definitions

1.1

Defined terms, indicated by the use of initial capitalization, have the meaning set forth to them upon their first occurrence in this Amendment as indicated by the use of initial capitalization and quotation marks (“”), or as stated otherwise

1.2	Capitalized terms not defined herein have the meaning set forth to them in the Patent License Agreement.

2.	Interpretation

2.1

Except as explicitly stated, this Amendment shall in no way amend or modify the Patent License Agreement. This Amendment sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions and agreements between them. None of the Parties shall be bound by any warranties, understandings, modifications or representations with respect to the subject matter hereof other than as expressly provided herein or in writing signed with or subsequent to the execution hereof by an authorized representative of the Party to be bound thereby.

3.	Amendments to the Patent License Agreement

3.1	Amendment to Section 1.3 of the Patent License Agreement

The Parties agree to delete section 1.3 of the Patent License Agreement and replace it with the following:

[BEGINNING OF SECTION TO BE ADDED]

1.3 “Capture Period” means the period starting [***] and ending upon the expiration or termination of the Agreement, as the case may be.

[END OF SECTION TO BE ADDED]

3.2	Amendment to Section 1.8 of the Patent License Agreement

The Parties agree to delete Section 1.8 of the Patent License Agreement and replace it with the following:

[BEGINNING OF SECTION TO BE ADDED]

1.8 “Licensed Standard” means GSM/GPRS Standard, UMTS Standard, CDMA Standard and/or LTE Standard. For the purposes of this definition:

(i) “GSM/GPRS Standard” means each of the: i) time division multiple access (TDMA) based GSM standards as promulgated by ETSI, 3GPP and/or their respective successor(s), including without limitation GSM, HSCSD, GPRS and EDGE; and ii) updates thereof as promulgated by ETSI, 3GPP and/or their respective successor(s), provided that such updates do not fundamentally alter the technical character of the standard in question.

Amendment 1 to the Patent License Agreement dated 23rd Sep 2008 between Nokia and Sonim Technologies	2 (7)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

(ii) “UMTS Standard” means each of: i) wideband code division multiple access (WCDMA) based UMTS standards as promulgated by ETSI, 3GPP and/or their respective successor(s), including without limitation UMTS, HSDPA and HSUPA and TD-SCDMA; and ii) updates thereof as promulgated by ETSI, 3GPP and/or their respective successor(s), provided that such updates do not fundamentally alter the technical character of the standard in question;

(iii) “CDMA Standard” means each of the: i) code division multiple access (CDMA) based CDMA standards as promulgated by TIA, 3GPP2 and/or their respective successor(s), including without limitation IS-95, cdmaOne, CDMA2000 and CDMA2000 EV-DO; and ii) updates and other evolutions thereof as promulgated by TIA, 3GPP2 and/or their respective successor(s), provided that such updates or evolutions do not fundamentally alter the technical character of the standard in question; and

(iv) “LTE Standard” means the i) orthogonal frequency division multiplexing based LTE Standards as promulgated (i.e., adopted and published) by ETSI, 3GPP, and/or their respective successors, up to and including 3GPP LTE Release 14; and ii) updates thereof as promulgated by ETSI, 3GPP, and/or their respective successor(s), provided that such updates do not fundamentally alter the technical character of the standard in question.

[END OF SECTION TO BE ADDED]

3.3	Amendment to Section 1.11 of the Patent License Agreement

The Parties agree to delete Section 1.11 of the Patent License Agreement and replace it with the following:

[BEGINNING OF SECTION TO BE ADDED]

1.11 “Nokia Licensed Patent(s) means any Essential Patent which is owned, controlled or sublicensable by Nokia or its Affiliates at any time during the term of this Agreement without compensation or otherwise incurring liabilities to third parties. For avoidance of doubt, patent(s) compliant with Licensed Standard(s) that are added to the scope of this Agreement by way of amendment shall be considered Nokia Licensed Patent(s) if they are owned, controlled or sublicensable by Nokia or its Affiliates Agreement, without compensation or otherwise incurring liabilities to third parties, as of the effective date of such amendment and for the remaining term of this Agreement.

[END OF SECTION TO BE ADDED]

Amendment 1 to the Patent License Agreement dated 23rd Sep 2008 between Nokia and Sonim Technologies	3 (7)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

3.4	Amendment to Section 4.5.1 of the Patent License Agreement

The Parties agree to add the following subsection to the Section 4.5.1 of the Patent License Agreement:

[BEGINNING OF SECTION TO BE ADDED]

Sonim agrees to submit such royalty reports by using the electronic reporting system made available by Nokia. If the electronic reporting system is not available for reporting, Sonim shall send the royalty report to the address set out in this Agreement.

[END OF SECTION TO BE ADDED]

3.5	Amendment to Section 4.7 of the Patent License Agreement

The Parties agree to delete Section 4.7 of the Patent License Agreement and replace it with the following:

[BEGINNING OF SECTION TO BE ADDED]

4.7 Payment Information. All Payment by Sonim to Nokia under this Agreement shall be due and payable no later than the dates specified in this Agreement. All payments to Nokia under this Agreement shall be made by wire transfer to Nokia Technologies Oy, Affiliate and fully owned subsidiary of Nokia Corporation, to:

Beneficiary: Nokia Technologies Oy

Bank Name: [***]

Address: [***]

Telephone: [***]

Bank Account (EUR): [***]

SWIFT: [***]

IBAN Number: [***]

Or any other account Nokia or its Affiliates indicated by Nokia in writing.

Confirmation of payment shall be sent to Nokia at the address set out in Section 8 at the same time as payment is made.

[END OF SECTION TO BE ADDED]

3.6	Amendment to Section 7.1 of the Patent License Agreement

The Parties agree to delete Section 7.1. of the Patent License Agreement and replace it with the following:

[BEGINNING OF SECTION TO BE ADDED]

Amendment 1 to the Patent License Agreement dated 23rd Sep 2008 between Nokia and Sonim Technologies	4 (7)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

7.1 This Agreement and the rights and licenses granted hereunder shall come into force and effect on the Effective Date and shall remain in force until 31 December 2021, unless terminated earlier by mutual agreement or under the provisions of this Agreement. Upon the expiration or termination of the Agreement, as the case may be, all rights and licenses granted hereunder shall end.

  [END OF SECTION TO BE ADDED]

3.7	Amendment to Section 2.2 of the Appendix A of the Patent License Agreement

The Parties agree to delete Section 2.2 of the Appendix A of the Patent License Agreement and replace it with the following:

[BEGINNING OF SECTION TO BE ADDED]

2.2 Royalty Payments

Sonim shall make the following royalty payments to Nokia:

A [***] royalty rate of [***] by or on behalf [***].

[END OF SECTION TO BE ADDED]

4.	Representation and warranty by Sonim

4.1	The amendment to the royalty rates set forth in Section 3.7 of this Amendment is based on the [***] as made available by Sonim to Nokia [***].

4.2

Sonim represents and warrants that the information provided to Nokia by Sonim about the best estimates of sales of Licensed Products, such as volume information and information related to Net Selling Prices, are factual and given in good faith.

5.	Inclusion of LTE as Licensed Standard and Release

5.1	The Parties understand that prior to the Amendment Effective Date Sonim royalty reporting to Nokia has included multimode Licensed Products that have also been compliant with the LTE Standard.

5.2

Therefore, Nokia and its Affiliates hereby conditionally release Sonim and its Affiliates from all liability for infringement of Nokia Licensed Patents compliant with the LTE Standard which are owned, controlled or sub-licensable by Nokia or its Affiliates at the Amendment Effective Date solely to the extent such liability arises out of making, using, selling, offering to sell importing or otherwise disposing of Licensed Products by Sonim or its Affiliates prior to the Amendment Effective Date, to the extent such infringement activity/activities would have licensed under Section 2 of the Patent License Agreement subsequent to the Amendment Effective Date and solely to the extent that Sonim has reported the Sales of such products completely and accurately prior to the Amendment Effective Date and paid due royalties connected to such Sales to Nokia in accordance with the royalty rates in force at the time.

Amendment 1 to the Patent License Agreement dated 23rd Sep 2008 between Nokia and Sonim Technologies	5 (7)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

6.	Miscellaneous

6.1	The terms and conditions of this Amendment are confidential. Section 5 (Publicity) of the Patent License Agreement shall be incorporated by reference herein mutatis mutandis.

6.2

This Amendment shall be governed by and constructed in accordance with the substantive laws of New York, NY, USA without reference to its conflict of laws principles. Notwithstanding the foregoing and with respect to matters of infringement and validity of Patents, the substantive law of the country or state under which the respective Patents has been granted shall apply.

6.3

Any dispute, controversy or claim arising out of or relating to this Amendment shall be resolved pursuant to Section 13.2 and Section 13.3 of the Patent License Agreement which are incorporated by reference herein mutatis mutandis.

6.4

Any terms and conditions, and any parts thereof, of this Amendment that by their nature or otherwise reasonably should survive a cancellation, expiry, or termination of this Amendment or the Patent License Agreement will survive such as – by way of non-limiting example – Section 1 (Definitions), Section 2 (Interpretation) and Section 4 (Miscellaneous) of this Amendment.

7.	Entry into Force

7.1	This Amendment shall become effective on the Amendment Effective Date. For avoidance of doubt this Amendment does not modify or alter the entry into force of the Patent License Agreement.

7.2

This Amendment may be executed and signatures exchanged by facsimile, PDF or other electronic means and in any number of counterparts, each of which shall constitute an original, but all of which, when taken together, shall be considered one document.

[Signature page follows]

Amendment 1 to the Patent License Agreement dated 23rd Sep 2008 between Nokia and Sonim Technologies	6 (7)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Amendment has been executed in two (2) counterparts, one for each Party as of the latest date of signature written below.

SONIM CORPORATION

Signed by: /s/ Taruna Punj

Name: Taruna Punj

Title: Controller

Date: 1/7/2019

Place: San Mateo, CA USA

NOKIA CORPORATION

Signed by: /s/ Sonja London

Name: Sonja London

Title: Authorized Signatory

Date: 1/10/2019

Place: Espoo, Finland

Signed by: /s/ Hanna Nuortila

Name: Hanna Nuortila

Title: Authorized Signatory

Date: 1/10/2019

Place: Espoo, Finland

Amendment 1 to the Patent License Agreement dated 23rd Sep 2008 between Nokia and Sonim Technologies	7 (7)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.